Exhibit (a)(2)(xvii)

SCHEDULE A

SERIES AND CLASSES

As of August 11th, 2016

Series	Classes
AQR Diversified Arbitrage Fund	Class I, Class N and Class R6
AQR Emerging Markets Fund	Class Y, Class I and Class N
AQR Global Equity Fund	Class Y, Class I, Class N and Class R6
AQR International Equity Fund	Class Y, Class I, Class N and Class R6
AQR International Small Cap Fund	Class Y, Class I and Class N
AQR Equity Plus Fund	Class I and Class N
AQR Small Cap Core Fund	Class I and Class N
AQR Small Cap Growth Fund	Class I and Class N
AQR Large Cap Momentum Style Fund	Class I, Class N and Class R6
AQR Small Cap Momentum Style Fund	Class I, Class N and Class R6
AQR International Momentum Style Fund	Class I, Class N and Class R6
AQR Managed Futures Strategy Fund	Class I, Class N and Class R6
AQR Risk Parity Fund	Class I, Class N and Class R6
AQR Multi-Strategy Alternative Fund	Class I, Class N and Class R6
AQR TM Large Cap Momentum Style Fund	Class I, Class N and Class R6
AQR TM Small Cap Momentum Style Fund	Class I, Class N and Class R6
AQR TM International Momentum Style Fund	Class I, Class N and Class R6
AQR Large Cap Defensive Style Fund	Class I, Class N and Class R6
AQR International Defensive Style Fund	Class I, Class N and Class R6
AQR Emerging Defensive Style Fund	Class I, Class N and Class R6
AQR Risk-Balanced Commodities Strategy Fund	Class I, Class N and Class R6
AQR Risk-Balanced Commodities Strategy LV Fund	Class I and Class N
AQR Risk Parity II MV Fund	Class Y, Class I, Class N and Class R6
AQR Risk Parity II HV Fund	Class Y, Class I, Class N and Class R6
AQR Large Cap Multi-Style Fund	Class I, Class N and Class R6
AQR Small Cap Multi-Style Fund	Class I, Class N and Class R6
AQR International Multi-Style Fund	Class I, Class N and Class R6

Series	Classes
AQR Global Macro MV Fund	Class N and Class I
AQR Global Macro Fund	Class N, Class I and Class R6
AQR Long-Short Equity Fund	Class N, Class I and Class R6
AQR Managed Futures Strategy HV Fund	Class N, Class I and Class R6
AQR Style Premia Alternative Fund	Class N, Class I and Class R6
AQR Emerging Multi-Style Fund	Class I, Class N and Class R6
AQR Emerging Momentum Style Fund	Class I, Class N and Class R6
AQR Equity Market Neutral Fund	Class N, Class I and Class R6
AQR Style Premia Alternative LV Fund	Class N, Class I and Class R6
AQR TM Large Cap Multi-Style Fund	Class I, Class N and Class R6
AQR TM Small Cap Multi-Style Fund	Class I, Class N and Class R6
AQR TM International Multi-Style Fund	Class I, Class N and Class R6
AQR TM Emerging Multi-Style Fund	Class I, Class N and Class R6
AQR Long-Short Credit Fund	Class N, Class I and Class R6
AQR Style Premia Alternative II Fund	Class N, Class I and Class R6
AQR Large Cap Relaxed Constraint Equity Fund	Class I, Class N and Class R6
AQR Small Cap Relaxed Constraint Equity Fund	Class I, Class N and Class R6
AQR International Relaxed Constraint Equity Fund	Class I, Class N and Class R6
AQR Emerging Relaxed Constraint Equity Fund	Class I, Class N and Class R6